JOHN HANCOCK CURRENT INTEREST

John Hancock Money Market Fund

Supplement dated February 24, 2017 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective immediately, Footnote 1 under the “First Year Broker or Other Selling Firm Compensation” chart in the “SALES COMPENSATION” section of the SAI is amended and restated as follows:

(1) For Class A shares, the Selling Firm receives Rule 12b-1 fees monthly in arrears effective at time of purchase as a percentage of average daily assets. For Class B and C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets (paid monthly in arrears). For Selling Firms with a fee-based or other eligible program agreement with the Distributor, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of average daily net eligible assets. Certain retirement platforms also receive Rule 12b-1 fees in the first year as a percentage of average daily net eligible assets.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.